                                                                   Exhibit 10.9

                                    MORTGAGE


     THIS MORTGAGE is made this 17th day of March 1995 between the Mortgagor ELWOOD L. LA FORGE, JR. and MARY G. LA FORGE jointly and severally (herein "Borrower", and the Mortgagee BLYTH INDUSTRIES, INC. a corporation organized and existing under the laws of the State of Delaware whose address is Two Greenwich Plaza, Greenwich, Connecticut 06830 (herein "Lender").

     BORROWER, in consideration of the indebtedness herein recited, grants and conveys to Lender and Lender's successors and assigns the following described property, buildings and other, located in the Town of Ridgefield, State of
Connecticut:

     See Schedule A attached hereto and made a part hereof

     + buildings and other

which has the address of 51 Southridge Court, Ridgefield, Connecticut 06877 (herein "Property Address");

     TO HAVE AND TO HOLD such property unto Lender and Lender's successors and assigns, forever, together with all the improvements now or hereafter erected on the property, and all easements, rights, appurtenances and rents, all of which shall be deemed to be and remain a part of the property covered by this Mortgage; and all of the foregoing, together with said property (or the leasehold estate if this Mortgage is on a leasehold) are hereinafter referred to as the "Property;"

     TO SECURE to Lender on condition of the repayment of the indebtedness evidenced by Borrower's note dated March 17, 1995 and extensions and renewals thereof (herein "Note"), in the principal sum of U.S. $350,000 with interest thereon, such Note having a final maturity date of March 1, 2003; the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage; and the performance of the covenants and agreements of Borrower herein contained.

     Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property, and that the Property is unencumbered, except for encumbrances set forth on Schedule A. Borrower covenants that Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to encumbrances of record.

                                   SCHEDULE A


     ALL THOSE CERTAIN pieces of parcels of land, with the improvements thereon, situated in the Town of Ridgefield, County of Fairfield and State of Connecticut shown and designated as Lot 10, Parcel A, and Parcel C as shown on that certain map entitled "Subdivision Map of Southridge Ridgefield, Connecticut Date = May 13, 1985, Scale 1" = 100' Area 30.007 AC.Zone: R-AA Revised August 29, 1985,
September 30, 1985 and Nov. 6, 1985" which map is certified "Substantially Correct" by Robert H. Bergendorff and is on file in the Office of the Town Clerk of Ridgefield as Map No. 7175.

     Said premises are also shown and described on a certain map entitled "Parcel #10 Map Prepared For Elwood L. La Forge, Jr. and Mary G. La Forge Ridgefield, Connecticut R-"AA" Residence Zone Survey Date Nov. 9, 1994 by RKW Land Surveying New Canaan, CT Lawrence R. Rizzo Lic. No. 12060" which map is on file in the Office of the Town Clerk of Ridgefield as Map No. 8140.

     TOGETHER WITH a right of way over "Parcel B 0.1221 AC." on Map No. 7175 for the benefit of Lots 8, 9 and 10 as shown on said map.

     TOGETHER WITH any rights and/or privileges as conveyed by the Town of Ridgefield in and to certain easements as recorded in Volume 335 at Page 169 and in Volume 335 at Page 332 of the Ridgefield Land Records.

Subject to:

 1. Limitations of use imposed by governmental authority which do not impair the use of the premises as a single family residence.

 2. Taxes of the Town of Ridgefield hereafter due and payable.

 3. The effect, if any, of notations and conditions on Maps 4709 and 7175.

 4. The effect, if any, of a pedestrian easement from Scandia Construction & Development Corporation to the Town of Ridgefield, dated November 12, 1985 and recorded in Volume 334 at page 908.

 5. Riparian rights of others in and to any brook or stream flowing on or across said premises.

 6. The effect, if any, of an easement from the Town of Ridgefield to Scandia Construction & Development Corporation recorded in Volume 335 at Page 169 of the Ridgefield Land Records.

 7. The effect, if any, of an easement recorded in Volume 335 at Page 332 of the Ridgefield Land Records.

 8. Easement to Connecticut Light & Power Company dated April 4, 1986 and recorded in Volume 343 at Page 922 of the Ridgefield Land Records.

 9. Easements in favor of Lots 8 and 9 across Parcels A and C more particularly set forth in instruments recorded in Volume 472 at Page 598 and in Volume 505 at Page 148 of the Ridgefield Land Records.

10. Rights, if any, of the owner of Parcel #9 (being the same piece of land as Lot #9 as shown on Ridgefield Map No. 7175) regarding the conditions depicted on Ridgefield Map No. 8140 with respect to the driveway and lawn area.

11. Mortgage from Elwood L. La Forge, Jr. and Mary G. La Forge to the Village Bank and Trust Company in the principal amount of $250,000.00 dated March 17, 1995 and recorded in the Ridgefield Land Records on March 20, 1995.

     UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

     1. Payment of Principal and Interest. Borrower shall promptly pay when due the principal and interest indebtedness evidenced by the Note and late charges, if any, as provided in the Note.

     2. [Omitted]

     3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender under the Note and paragraphs 1 hereof shall be applied by Lender first to interest payable on the Note, and then to the principal of the Note.

     4. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage, including Borrower's covenants to make payments when due. Borrower shall pay or cause to be paid all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain a priority over this Mortgage, and leasehold payments or ground rents, if any.

     5. Hazard Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage", and such other hazards as Lender may require and in such amounts and for such periods as Lender may require.

     The insurance carrier providing the insurance shall be chosen by Borrower subject to approval by Lender; provided, that such approval shall not be unreasonably withheld. All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in a form acceptable to Lender. Lender shall have the right to hold the policies and renewals thereof, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage.

     In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

     If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds at Lender's option either to restoration or repair of the Property or to the sums secured by this Mortgage.

     6. Preservation and Maintenance of Property; Leaseholds; Condominiums; Planned Unit Developments. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment; or deterioration of the Property and shall comply with the provisions of any lease if this Mortgage is on a leasehold. If this Mortgage is on a unit in a condominium or a planned unit development, Borrower shall perform all of Borrower's obligations under the declaration or covenants creating or governing the condominium or planned unit development, the by-laws and regulations of the condominium or planned unit development, and constituent documents.

     7. Protection of Lender's Security. If Borrower fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, upon notice to Borrower, may make such appearances, disburse such sums, including reasonable attorneys' fees, and take such action as is necessary to protect Lender's interest. If Lender required mortgage insurance as a condition of making the loan secured by this Mortgage, Borrower shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates in accordance with Borrower's and Lender's written agreement or applicable law.

     Any amounts disbursed by Lender pursuant to this paragraph 7, with interest thereon, at the Note rate, shall become additional indebtedness of Borrower secured by this Mortgage. Unless Borrower and Lender agree to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof. Nothing contained in this paragraph 7 shall require Lender to incur any expense or take any action hereunder.

     8. Inspection. Lender may make or cause to be made reasonable entries upon and inspections of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.

     9. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage.

     10. Borrower Not Released: Forbearance by Lender Not a Waiver. Extension of the time for payment or modification or amortization of the sums secured by this Mortgage granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower and Borrower's successors in interest. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Mortgage by reason of any demand made by the original Borrower and Borrower's successors in interest. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy.

     11. Successors and Assigns Bound; Joint and Several Liability; Co-signers. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 16 hereof. All covenants and agreements of Borrower shall be joint and several.

     12. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Mortgage shall be given by delivering it or by mailing such notice by certified mail addressed to Borrower at the Property Address or at such other address as Borrower may designate by notice to Lender as provided herein or by any method referred to in the attached Note, and (b) any notice to Lender shall be given by certified mail to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Mortgage shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

     13. Governing Law; Severability. The state and local laws applicable to this Mortgage shall be the laws of the jurisdiction in which the Property is located. The foregoing sentence shall not limit the applicability of Federal law to this Mortgage. In the event that any provision or clause of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage and the Note are declared to be severable. As used herein, "costs", "expenses" and "attorneys' fees" include all sums to the extent not prohibited by applicable law or limited herein.

     14. Borrower's Copy. Borrower acknowledges having received a conformed copy of the Note and of this Mortgage at the time of execution or after recordation hereof.

     15. Rehabilitation Loan Agreement. Borrower shall fulfill all of Borrower's obligations under any home rehabilitation, improvement, repair, or other loan agreement which Borrower enters into with Lender. Lender, at Lender's option, may require Borrower to execute and deliver to Lender, in a form acceptable to Lender, an assignment of any rights, claims or defenses which Borrower may have against parties who supply labor, materials or services in connection with improvements made to the Property.

     16. Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Mortgage. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Mortgage.

     If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Mortgage. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Mortgage without further notice or demand on Borrower.

     NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

     17. Acceleration; Remedies. Except as provided in paragraph 16 hereof, upon Borrower's breach of any covenant or agreement of Borrower in this Mortgage, including the covenants to pay when due any sums secured by this Mortgage, Lender prior to acceleration shall give notice to Borrower as provided in paragraph 12 hereof specifying: (1) the breach; (2) the action required to cure such breach; (3) a date, not less than 10 days from the date the notice is mailed to Borrower, by which such breach must be cured; and (4) that failure to cure such breach on or before the date specified in the notice may result in acceleration of the sums secured by this Mortgage and sale of Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the nonexistence of a default or any other defense of Borrower to accelerate and sale. If the breach is not cured on or before the date specified in the notice. Lender at Lender's option may declare all of the sums secured by this Mortgage to be immediately due and payable without further demand (the Lender shall also have the right to accelerate as provided in the Note) and may upon such declaration or upon acceleration under the Note invoke the power of sale and any other remedies permitted by applicable law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this paragraph 17 or under the Note, including, but not limited to, reasonable attorneys' fees.

     18. Borrower's Right to Reinstate. Notwithstanding Lender's acceleration of the sums secured by this Mortgage due to Borrower's breach, Borrower shall have the right to have any proceedings begun by Lender to enforce this Mortgage discontinued at any time prior to the earlier to occur of (i) the fifth day before sale of the Property pursuant to the power of sale contained in the Mortgage or (ii) entry of a judgment enforcing the Mortgage if; (a) Borrower pays Lender all sums which would be then due under this Mortgage and the Note had no acceleration occurred; (b) Borrower cures all breaches of any other covenants or agreements of Borrower contained in this Mortgage; (c) Borrower pays all reasonable expenses incurred by Lender in enforcing the covenants and agreements of Borrower contained in this Mortgage, and in enforcing Lender's remedies as provided in paragraph 17 hereof; including, but not limited to, reasonable attorneys' fees; and (d) Borrower takes such action as Lender may reasonably require to assure that the lien of this Mortgage, Lender's interest in the Property and the Borrower's obligation to pay the sums secured by this Mortgage shall continue unimpaired. Upon such payment and cure by Borrower, this Mortgage and the obligations secured hereby shall remain in full force and full effect if no acceleration had occurred.

     19. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property, provided that Borrower shall, prior to acceleration under paragraph 16 hereof or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

     Upon acceleration under paragraph 17 hereof or abandonment of the Property, Lender, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and collections of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorneys' fees, and then to the sums secured by this Mortgage. Lender and the receiver shall be liable to account only for those rents actually received.

     20. Release. Upon payment of all sums secured by this Mortgage, this Mortgage shall become null and void and Lender shall release this Mortgage without charge to Borrower. Borrower shall pay all costs of recordation, if any.

                          REQUEST FOR NOTICE OF DEFAULT
                         AND FORECLOSURE UNDER SUPERIOR
                           MORTGAGES OR DEEDS OF TRUST

     Borrower and Lender request the holder of any mortgage, deed of trust or other encumbrance with a lien which has priority over this Mortgage to give Notice to Lender, at Lender's address set forth on page one of this Mortgage, of any default under the superior encumbrance and of any sale or other foreclosure action.

     IN WITNESS WHEREOF, Borrower has executed this Mortgage.

Signed, sealed and delivered in the presence of:


/s/ Edward A. Weiss                           /s/ Elwood L. La Forge, Jr.
--------------------------------              ---------------------------
Edward A. Weiss (as to both)                  Elwood L. La Forge, Jr.
                                              Borrower

/s/ Edward S. Rimer, Jr.                      /s/ Mary G. La Forge
--------------------------------              ----------------------------
Edward S. Rimer, Jr. (as to him)              Mary G. La Forge
                                              Borrower


STATE OF CONNECTICUT Fairfield County ss:

     The foregoing instrument was acknowledged before me this 17th day of March, 1995 by Elwood L. La Forge, Jr. and Mary G. La Forge as their free act and deed (person acknowledging)

                       /s/ Edward S. Rimer, Jr.
                       ----------------------------------
                       Commissioner of the Superior Court

                       My Commission expires:

Record and Return To:

         Harold B. Finn III, Esq.
         Finn Dixon & Herling
         One Landmark Square
         Stamford, Connecticut 06901

REC'D. FOR RECORD Mar 20, 1995 AT 11:54 AM

Attest /s/ Doris Cassivechia
       ---------------------
                 Town Clerk

Mortgage Deed

Elwood L. La Forge, Jr
Mary G. La Forge

to

Blyth Industries, Inc.

Date:  3/17/95

Property:
51 Southridge Court
Ridgefield, CT


Return to:

Ed Weiss, Esq.
Finn, Dixon & Herling
One Landmark Square
Suite 600
Stamford, CT  06801

RIDGEFIELD LAND RECORDS
REC'D. March 20 1995
AT 11:54 AM
VOL. 505  PAGE 1025

/s/ Doris Cassivechia
----------------------
TOWN CLERK